UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23299
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OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
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10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)
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Registrant’s telephone number, including area code: (847) 734-2000
Date of fiscal year end: October 31
Date of reporting period: April 30, 2020

1

Item 1. Report to Stockholders

The Company's Semi-Annual Report to stockholders for the six months ended April 30, 2020 is filed herewith.

OFS CREDIT

OFS Credit Company, Inc.

First Half 2020 Stockholder Letter and Semi-Annual Report

NASDAQ Symbols: OCCI / OCCIP

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY
Beginning in June 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of stockholder reports for OFS Credit Company, Inc. (the “Company”), such as this report, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive stockholder reports electronically, you will not be affected by this change and you do not need to take any action. For stockholder reports and other communications from the Company issued prior to June 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; by telephone at (847) 734-2000 or on our website at http://www.ofscreditcompany.com.
You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your stockholder reports after June 2021. This information is available free of charge by contacting us by mail at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; by telephone at (847) 734-2000 or on our website at http://www.ofscreditcompany.com. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

OFS CREDIT COMPANY, INC.

TABLE OF CONTENTS - SEMI-ANNUAL REPORT

June 15, 2020

To Our Stockholders:

First and foremost, we hope and trust that you and your loved ones are safe and healthy in this uncertain environment. We want to ensure you that we continue to work diligently to respond to the unprecedented challenges COVID-19 has presented. We are focused on the safety and well-being of our employees. Since our investment adviser implemented its business continuity plan in mid-March, the entire team has effectively transitioned to remote work and we are fully capable of maintaining our normal functionality to complete our operational requirements and are in regular contact with CLO managers.
In May 2020, the Board of Directors declared a $0.52 per share quarterly distribution for common stockholders for each of the quarters ending July and October 2020. The distributions will be paid in cash or shares of our common stock at the election of stockholders. The total amount of cash distributed to all stockholders will be limited to 10% of each total distribution to be paid, excluding any cash paid for fractional shares. The remainder of each distribution (approximately 90%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon his/her election as well as elections of other stockholders, subject to the pro-rata limitation.
We believe that the cash and stock distribution rate, which is equivalent to the quarterly rate paid by the Company for the quarter ended April 30, 2020, will allow the Company to strengthen its balance sheet and to be in position to capitalize on potential future investment opportunities.
Due to unrealized declines in fair value, which primarily resulted from a volatile loan market, our net asset value per share decreased to $9.27 at April 30, 2020 from $14.98 at January 31, 2020. Despite this unrealized decline in our fair value, approximately 82% of our investments at cost made payments in April 2020.
As of April 30, 2020, we had $2.64 million of cash on our balance sheet and no financing maturities prior to October 2024.
Also, as of April 30, 2020, our portfolio consisted of approximately $49 million of investments in the equity tranches of 34 CLOs, 30 of which have reinvestment periods ending in 2022 or beyond. We have focused on investing in CLO equity securities with longer reinvestment periods in order to take advantage of market volatility and maximize our cash flows. We believe a longer reinvestment period provides collateral managers with more flexibility to maximize cash flows by reinvesting loan repayments into new loans, potentially at discounted levels with higher yields and to reposition the portfolio to adapt to changing market conditions (thus potentially increasing returns over the long run).
Our investment adviser, OFS Capital Management, LLC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, as of March 31, 2020, had approximately $2.1 billion of committed assets under management. We believe our adviser is uniquely positioned to manage the Company given its expertise in both investing in structured credit (CLO equity and subordinated debt tranches) and managing CLOs, which entails underwriting corporate loans in the broadly syndicated loan market. We believe that our commitment to strong, long-term performance of OFS Credit is aligned with the interests of our investment adviser who, together with other insiders, owns approximately 15.26% of the Company’s common stock.
We want to assure you that we are working diligently to manage the portfolio with our primary goal of generating current income on behalf of our stakeholders during this time of volatility. We believe that our defensively-positioned portfolio, strong balance sheet, and experienced management team, will enable us to navigate this disruption. We look forward to continuing this dialogue with you over the coming weeks and months, and appreciate your continued support.

Bilal Rashid
Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding our performance during the six months ended April 30, 2020. The views and opinions in this letter were current as of April 30, 2020. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including: the belief that the cash and stock distribution will allow the Company to strengthen its balance sheet and to be in position to capitalize on potential future investment opportunities, when there can be no assurance either will occur; the belief that longer reinvestment periods provide collateral managers with flexibility to maximize cash flows by reinvesting loan repayments and reposition their portfolios to adapt to changing market conditions; the expertise of the Company's adviser; the Company's commitment to strong, long-term performance and the alignment of that performance to the ownership of the Company's common stock by affiliated parties; the Company's ability to navigate the COVID-19 pandemic through its defensively-positioned portfolio, strong balance sheet, and experienced management team. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. We undertake no duty to update any forward-looking statement made herein.
[Not Part of the Semi-Annual Report]

Important Information
This report is transmitted to the stockholders of OFS Credit Company, Inc. (“we,” “us,” “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).
An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of April 30, 2020. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About OFS Credit Company, Inc.
The Company is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment adviser is OFS Capital Management, LLC, which we refer to as “OFS Advisor” or the “Advisor.” Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80%, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs, and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.

Forward-Looking Statements
 This report contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•our future operating results;

•	our business prospects and the prospects of a CLO vehicle’s portfolio companies;

•	our investment strategy and its impact on the CLO vehicles in which we invest;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the expertise of our Advisor;

•	the ability of a CLO vehicle’s portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the impact of the global COVID-19 pandemic and related changes in base interest rates and significant market volatility on our business, our portfolio investments, our industry and the global economy;

•
the belief that the carrying amounts of our financial instruments, such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk;

•	the belief that certain rating agencies provide broader rating coverage across underlying loan portfolios;

•	the impact of the eventual transition away from LIBOR; and

•	the timing of cash flows, if any, from our investments.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to make new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Note 10. Risks and Uncertainties” in this report. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including Annual and Semi-Annual Reports on Form N-CSR and monthly portfolio investments reports filed on Form N-PORT for the third month for each of our fiscal quarters.

OFS Credit Company, Inc.

Summary of Certain Portfolio Characteristics (unaudited)
As of April 30, 2020

The information below is presented on a look–through basis to the portfolios of the CLO investments held by the Company as of April 30, 2020, and reflects the aggregate underlying exposure of the combined portfolio of those investments. The data is estimated and unaudited and is derived from third party sources based on reported information available as of April 30, 2020.

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2020, are provided below:		The top ten underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2020, are provided below:
Top 10 Industries of Underlying Obligors		Top 10 Underlying Obligors
Moody's Industry Name	% of Total	Obligor	% of Total
Healthcare & Pharmaceuticals	10.8%	Altice SFRFP	0.8%
High Tech Industries	10.5%	TransDigm	0.6%
Services: Business	8.6%	Asurion	0.6%
Banking, Finance, Insurance & Real Estate	7.3%	Dell International	0.6%
Media: Broadcasting & Subscription	5.3%	CenturyLink	0.6%
Hotel, Gaming & Leisure	5.3%	Cablevision Systems	0.6%
Telecommunications	5.2%	American Airlines	0.6%
Chemicals, Plastics & Rubber	4.6%	Envision Healthcare	0.5%
Services: Consumer	3.8%	Starfruit Finco B.V.	0.5%
Construction & Building	3.5%	Diamond Sports Group	0.4%
Total	64.9%	Total	5.8%

The credit ratings distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2020 is provided below:

(1) CLO indentures commonly require rating of the underlying collateral by nationally recognized rating agencies. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” for comparison and informational purposes. This data represents underlying portfolio characteristics of the Company’s CLO equity portfolio. We have presented the S&P ratings of the underlying collateral of the CLO vehicles in which we are invested at April 30, 2020, because we believe S&P generally provides broader rating coverage across the underlying loan portfolios. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com), which is not part of, or incorporated by reference in this Semi-Annual Report.

The maturity distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2020 is provided below:

OFS Credit Company, Inc.
Statement of Assets and Liabilities
April 30, 2020
(unaudited)

Assets:
Investments at fair value (amortized cost of $79,153,265)	$49,025,116
Cash	2,684,494
Prepaid expenses and other assets	200,091
Total assets	51,909,701

Liabilities:
6.875% Series A Term Preferred Stock (net of deferred debt issuance costs of $650,838)	20,665,662
Payable to adviser and affiliates	940,897
Accrued professional fees	141,500
Other liabilities	73,072
Total liabilities	21,821,131

Commitments and contingencies (Note 5)

Net assets	$30,088,570

Net assets consists of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 3,244,829 shares issued and outstanding as of April 30, 2020	$3,245
Paid-in capital in excess of par	53,748,944
Total distributable earnings	(23,663,619)
Total net assets	$30,088,570

Net asset value per share	$9.27

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Operations
Six Months Ended April 30, 2020
(unaudited)

Investment income
Interest income	$5,543,396

Operating expenses
Interest expense	815,588
Management fees	537,943
Incentive fees	591,517
Administration fees	447,536
Professional fees	217,973
Other expenses	327,067
Total operating expenses	2,937,624

Net investment income	2,605,772

Unrealized gain (loss) on investments
Net unrealized depreciation on investments	(18,000,396)
Net loss on investments	(18,000,396)

Net decrease in net assets resulting from operations	$(15,394,624)

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Changes in Net Assets

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Decrease in net assets resulting from operations:
Net investment income	$2,605,771	$4,328,541
Net realized gain on investments	—	10,175
Net unrealized depreciation on investments	(18,000,396)	(12,197,225)
Net decrease in net assets resulting from operations	(15,394,625)	(7,858,509)

Distributions paid to common stockholders:
Common stock distributions from net investment income	(2,920,338)	—
Common stock distributions from return of capital	(324,482)	(5,488,924)
Distributions paid to common stockholders	(3,244,820)	(5,488,924)

Capital share transactions:
Proceeds from sale of common stock, net of offering costs	2,772,091	8,802,338
Common stock issued from reinvestment of stockholder distributions	100,616	13,896
Net increase in net assets resulting from capital transactions	2,872,707	8,816,234

Net decrease in net assets	(15,766,738)	(4,531,199)

Net assets at the beginning of the period	45,855,308	50,386,507
Net assets at the end of the period	$30,088,570	$45,855,308

Capital share transactions:
Common stock shares outstanding at the beginning of the period	3,061,858	2,505,000
Sale of common stock shares	173,498	556,033
Common stock issued from reinvestment of stockholder distributions	9,473	825
Common stock shares outstanding at the end of the period	3,244,829	3,061,858

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Cash Flows
Six Months Ended April 30, 2020
(unaudited)

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(15,394,625)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net unrealized depreciation on investments	18,000,396
Amortization of debt issuance costs	82,834
Accretion of interest income on structured finance securities	(5,538,253)
Purchase of portfolio investments	(5,175,500)
Distributions from portfolio investments	7,835,599
Changes in operating assets and liabilities:
Prepaid expenses and other assets	28,362
Due to adviser and affiliates	(98,413)
Accrued professional fees	(151,248)
Payable for investment purchased	(320,000)
Other liabilities	30,637
Net cash used in operating activities	(700,211)

Cash flows from financing activities
Proceeds from issuance of common stock, net of underwriting fees and offering costs	2,799,419
Payment of deferred offering costs	(201,718)
Distributions paid to common stockholders	(3,144,204)
Net cash used by financing activities	(546,503)

Net decrease in cash	(1,246,714)
Cash at beginning of period	3,931,208
Cash at end of period	$2,684,494

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$732,754
Reinvestment of stockholder distributions	100,616

See Notes to Financial Statements.

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2020
(unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
Structured Finance (1) (2) (8)
Allegro CLO VII, Ltd.
Subordinated Notes	14.33%	2/14/2019	6/13/2031	$3,100,000	$2,472,340	$1,598,912	5.3%

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	17.06%	10/5/2018	4/13/2031	2,100,000	1,682,227	1,111,975	3.7

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	12.72%	10/5/2018	1/15/2031	5,000,000	3,101,934	850,536	2.8

Atlas Senior Loan Fund IX Ltd. (4)
Subordinated Notes	0.00%	10/5/2018	4/20/2028	1,200,000	619,840	200,193	0.7

Battalion CLO IX Ltd.
Income Notes (7)	19.35%	10/10/2018	7/15/2031	1,079,022	712,238	550,684	1.8
Subordinated Notes	19.35%	10/10/2018	7/15/2031	1,770,978	1,168,982	903,827	3.0
				2,850,000	1,881,220	1,454,512	4.8
Battalion CLO XI Ltd.
Subordinated Notes	15.57%	3/20/2019	10/24/2029	5,000,000	4,143,670	3,235,957	10.8

BlueMountain Fuji U.S. CLO III, Ltd.
Subordinated Notes	20.43%	9/18/2019	1/15/2030	3,701,700	2,723,246	1,971,602	6.5

Crown Point CLO 4 Ltd.
Subordinated Notes	15.97%	3/22/2019	4/20/2031	5,000,000	4,053,648	2,985,686	9.9

Dryden 30 Senior Loan Fund
Subordinated Notes	16.95%	10/5/2018	11/15/2028	1,000,000	555,017	322,069	1.1

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2020
(unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
Dryden 38 Senior Loan Fund
Subordinated Notes	14.89%	10/5/2018	7/15/2030	$2,600,000	$1,743,018	$958,318	3.2%

Dryden 41 Senior Loan Fund
Subordinated Notes	16.89%	10/5/2018	4/15/2031	2,600,000	1,673,053	1,005,308	3.3

Dryden 53 CLO, Ltd.
Income Notes (7)	18.15%	10/5/2018	1/15/2031	3,200,000	2,379,365	1,682,268	5.6
Subordinated Notes	22.64%	10/1/2019	1/15/2031	500,000	337,878	262,854	0.9
				3,700,000	2,717,243	1,945,123	6.5
Dryden 76 CLO, Ltd.
Subordinated Notes	18.24%	9/27/2019	10/20/2032	2,250,000	1,863,323	1,470,298	4.9

Elevation CLO 2017-7, Ltd.
Subordinated Notes	11.53%	10/5/2018	7/15/2030	4,750,000	3,480,956	2,102,368	7.0

Elevation CLO 2017-8, Ltd.
Subordinated Notes	10.87%	10/5/2018	10/25/2030	2,000,000	1,496,524	830,282	2.8

TCI-Flatiron CLO 2017-1, Ltd.
Subordinated Notes	15.28%	3/22/2019	5/15/2030	3,000,000	2,002,295	1,551,403	5.2

Flatiron CLO 18 Ltd.
Subordinated Notes	15.17%	10/5/2018	4/17/2031	4,500,000	3,637,713	2,697,967	9.0

Greenwood Park CLO, Ltd.
Subordinated Notes	14.01%	10/5/2018	4/15/2031	4,000,000	3,279,103	2,566,350	8.5

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes	16.34%	3/20/2019	7/20/2031	3,000,000	2,301,569	1,198,702	4.0

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2020
(unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
HarbourView CLO VII-R, Ltd. (4)
Subordinated Notes	0.00%	10/5/2018	11/18/2026	$3,100,000	1,886,533	135,410	0.4

Madison Park Funding XXIII, Ltd.
Subordinated Notes	12.30%	10/5/2018	7/27/2047	4,000,000	3,077,840	2,198,655	7.3

Marble Point CLO X Ltd.
Subordinated Notes	9.57%	10/5/2018	10/15/2030	7,000,000	5,059,907	2,676,710	8.9

Marble Point CLO XI Ltd.
Income Notes (7)	10.86%	10/5/2018	12/18/2047	1,500,000	1,194,057	536,807	1.8

MidOcean Credit CLO VII Ltd.
Income Notes (7)	5.93%	3/20/2019	7/15/2029	3,275,000	2,200,399	1,116,940	3.7

MidOcean Credit CLO VIII Ltd.
Income Notes (7)	12.47%	1/14/2019	2/20/2031	3,250,000	2,450,893	1,744,716	5.8

MidOcean Credit CLO IX Ltd.
Income Notes (7)	13.92%	11/21/2018	7/20/2031	3,000,000	2,071,400	1,481,774	4.9

Niagara Park CLO, Ltd.
Subordinated Notes	18.60%	11/8/2019	7/17/2032	2,000,000	1,473,474	1,170,413	3.9

Octagon Investment Partners 39, Ltd.
Subordinated Notes	22.14%	2/27/2020	10/20/2030	3,600,000	2,409,374	2,119,287	7.0

Sound Point CLO IV-R, Ltd.
Subordinated Notes	6.82%	11/2/2018	4/18/2031	4,000,000	1,507,389	796,661	2.6

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2020
(unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	6.31%	10/10/2018	10/22/2031	$2,778,000	$1,907,781	$608,953	2.0%

Venture 33 CLO Limited
Subordinated Notes	14.21%	3/21/2019	7/15/2031	3,150,000	2,430,499	1,191,453	4.0

Vibrant CLO X Ltd.
Subordinated Notes	18.52%	5/23/2019	10/20/2031	5,000,000	3,525,467	2,401,464	8.0

Voya CLO 2017-4, Ltd.
Subordinated Notes	11.22%	10/5/2018	10/15/2030	1,000,000	820,297	490,405	1.6

ZAIS CLO 3, Limited
Income Notes (7)	14.56%	10/10/2018	7/15/2031	1,038,255	634,083	110,466	0.4
Subordinated Notes	14.56%	10/10/2018	7/15/2031	1,761,745	1,075,933	187,442	0.6
				2,800,000	1,710,016	297,908	1.0

Total Structured Finance Notes				$110,804,700	$79,153,265	$49,025,116	162.9%

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2020
(unaudited)

(1) These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933, as amended.
(2) Structured finance investments, including income notes and subordinated notes, are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. These securities are colloquially referred to as CLO equity.
(3) The effective yield is estimated based upon the current projection of the amount and timing of distributions including the estimated amount of terminal principal payments. Effective yields for the Company's CLO subordinated debt positions are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized. As of April 30, 2020, the Company's weighted-average effective yield on its aggregate CLO structured finance positions, based on current amortized cost, was 13.99%.
(4) As of April 30, 2020, the effective accretable yield has been estimated to be 0%, as the aggregate amount of projected distributions, including projected distributions related to liquidation of the underlying portfolio upon the security's anticipated optional redemption, is less current amortized cost. Projected distributions are periodically monitored and re-evaluated. All actual distributions will be recognized as reductions to amortized cost until such time, if and when occurring, a future aggregate amount of then-projected distributions exceeds the security's then-current amortized cost.
(5) The fair value of all investments was determined using significant, unobservable inputs, and was determined in good faith by the board of directors of the Company. See "Note 4. Fair Value of Financial Instruments".
(6) Maturity represents the contractual maturity date of the CLO subordinated debt positions. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.
(7) Security issued by an affiliate of named issuer.
(8) We do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

See Notes to Financial Statements.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017. The Company’s operations commenced on October 10, 2018. The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment adviser is OFS Capital Management, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC ("OFSAM"), which the Company refers to as “OFS Advisor”.
The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities ("Structured Finance Notes"); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including the provision ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accounting estimates significant to the financial statements include the recurring fair value and accretable yield estimates. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the Federal Deposit Insurance Corporation ("FDIC") and, at times, such balances may be in excess of the FDIC insurance limits. Cash as of April 30, 2020, includes $2,684,494 held at US Bank N.A.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the Company's valuation policy are reviewed and approved by management and the Company’s board of directors (the "Board"). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
The Company may acquire Structured Finance Notes of CLO investment vehicles or invest in CLO loan accumulation facilities. The Company considers CLO performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and other metrics, as well as estimated market yields provided by a recognized industry pricing service as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to the Board in determining the fair value of our investments.
Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the accretable yields are determined and updated periodically. Expected cash flows inherent in the Company's estimates of accretable yields are based on expectations of defaults and loss-on-default severity, as well as other loan-performance assumptions, impacting the loans in the underlying CLO portfolios. These assumptions are subject to a reasonable possibility of near-term change as economic and credit market conditions become known, and the effect of these changes could be material.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payables for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are valued at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net unrealized appreciation/depreciation on investments in the statement of operations.
Deferred debt issuance costs: Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the statement of assets and liabilities. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Deferred offering costs:  Offering costs include legal, accounting, printing and other expenses pertaining to registration of securities. Offering costs are deferred and as the registration statement is utilized and securities sold, a portion of the costs are charged as a reduction to capital when a common stock offering occurs or as common stock is issued under an equity distribution agreement, or allocated to debt issuance costs when a preferred stock offering occurs. Deferred costs are periodically reviewed and charged to expense if the related registration statement is withdrawn or if the offering is unsuccessful.
Interest expense: Interest expense is recognized on an accrual basis as incurred.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its investment company taxable income ("ICTI"), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code; however, the Company may be liable for 4% excise tax on a portion of such income unless it timely distributes at least 98.2% of its ICTI to its stockholders. Excise tax liability is recognized when the Company determines its distributions from current year ICTI are less than 98.2% of its estimated current year annual ICTI, as defined in the Code.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at April 30, 2020.
Distributions: Distributions to stockholders are recorded on the applicable record date. The amount, timing and form of distributions is determined by the Board each quarter. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
Net investment income determined accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be permanent or temporary. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income. Distributions paid in excess of ICTI and net realized gains are considered returns of capital to stockholders. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

The tax character of distributions paid to stockholders, as set forth in the Statement of Changes in Net Assets and in Financial Highlights, reflect estimates made by the Company for U.S. federal income tax purposes. Actual results may vary as the tax character of distributions is determined annually as of the end of each calendar year and reported to stockholders on Form 1099-DIV.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company's cash deposits may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to the Company's cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements and the collateral or other security for those instruments proved to be of no value to the Company, is equal to the Company's recorded investment in Structured Finance Notes.
New Accounting Standards: In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides companies with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Company will consider this optional guidance prospectively, if applicable.
Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). On June 11, 2020, the Board unanimously voted to approve the continuation of the Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); iii) closing and monitoring the investments made; and iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee"). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the net asset value (“NAV”) of the Company’s shares of common stock and the paid-in capital of the Company’s preferred stock. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds, but will increase if the Company issues preferred stock.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to OFS Advisor in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC, ("OFS Services") and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

hurdle of 2.00% of the Company’s NAV per quarter (8.00% annualized) (the "Hurdle Rate"). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported net assets as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(A)	no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of NAV;

(B)
100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of NAV in any calendar quarter (10.00% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of NAV in any calendar quarter; and

(C)
20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the Rate of Return exceeds 2.50% in such quarter (10.0% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).

There shall be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the Rate of Return in any prior quarters was below the Hurdle Rate. Incentive Fees shall be adjusted for any share issuances or repurchases during the calendar quarter, and Income-Based Fees for any partial quarter shall be prorated based on the number of days in such quarter.
Administration Agreement: OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the "Administration Agreement"). On June 11, 2020, the Board unanimously voted to approve the continuation of the Administration Agreement. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. After the first two years of effectiveness, the Administration Agreement may be renewed annually with the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Equity Ownership: As of April 30, 2020, the Advisor and its affiliates held 495,175 shares of common stock, which is 15.26% of the Company's outstanding shares of common stock.
Distributions paid to affiliates and expenses recognized under agreements with OFS Advisor and OFS Services for the six months ended April 30, 2020 are presented below:

Six Months Ended April 30, 2020
Expenses paid to affiliates:
Base management fees	$537,943
Incentive fees	591,517
Administration fees	447,536
Distributions paid to affiliates	510,129

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Note 4. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of April 30, 2020. In addition to the valuation techniques and inputs noted in the table below, other valuation techniques and methodologies may be utilized when determining the Company's fair value measurements. The table below provides information on the significant Level 3 inputs as they relate to the Company's fair value measurements as of April 30, 2020.

Investment Type	Fair Value as of April 30, 2020	Valuation Techniques	Unobservable Input	Range (Weighted average) (1)
Structured Finance Notes	$49,025,116	Discounted Cash Flows	Defaults and Other:
			Short-term defaults (3)	4.00% CDR(6)
			Mid-term to long-term defaults (4)(5)	3.00% down to 2.00% CDR(6)
			Distressed asset adjustments (2)	1.11% - 12.72% (3.63%)
			Recovery Rate	60.00% - 60.00% (60.00%)
Constant Prepayment Rate:
			Short-term (3)(5)	10.00% up to 15.00%
			Mid-term to long-term (4)(5)	20.00% up to 25.00%
Reinvestment Spread over LIBOR:
			Short-term (3)	3.25% - 4.15% (3.49%)
			Mid-term(4)	4.25% - 5.15% (4.49%)
			Long-term(4)	3.75% - 4.65% (3.99%)
Reinvestment Price:
			Short-term (3)	90.00% - 90.00% (90.00%)
			Mid-term to long-term (4)(5)	95.00 up to 99.50%
			LIBOR floor on Reinvested Assets	1.00% - 1.00% (1.00%)
			Discount Rate	18.50% - 49.50% (25.56%)
(1) Weighted average is calculated based on fair value of investments.
(2) Underlying portfolio distressed asset adjustments as of the valuation date. Determined through analysis on the underlying loan investments in the CLO portfolios based on their current market prices. Adjustments represent a decrease in interest-generating par.
(3) Short-term is generally the next 12 to 18 months following April 30, 2020.
(4) Mid-term generally represents the 12 months following the end of the short-term (see note 3 above) and long-term represents the period from the end of mid-term through the optional redemption date.
(5) Values represent the gradual reversion to their long-term expectations and tend to be uniform across the portfolio, therefore a weighted average is not meaningful.
(6) Constant default rate.
Additionally, the cash flows utilized in the discounted cash flow calculations assume liquidation at current market prices and redeployment of proceeds on all assets currently in default and all assets below specified fair value thresholds.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

The following tables present changes in the investment measured at fair value using Level 3 inputs for the six months ended April 30, 2020.

Structured Finance Notes
Level 3 assets, November 1, 2019	$64,147,358

Net unrealized depreciation on investments (1)	(18,000,396)
Accretion of interest income on structured finance securities	5,538,253
Purchase of portfolio investments	5,175,500
Distributions from portfolio investments	(7,835,599)

Level 3 assets, April 30, 2020	$49,025,116
(1) The net unrealized depreciation in the Company's statement of operations for the six months ended April 30, 2020 attributable to the Company's level 3 assets still held at the end of the period is $18,000,396.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk.
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of April 30, 2020:

Description	Level 1	Level 2	Level 3	Total
6.875% Series A Term Preferred Stock	$17,957,020	$—	$—	$17,957,020

Description	Carrying Value	Fair Value
6.875% Series A Term Preferred Stock	$20,665,662	$17,957,020
Note 5. Commitments and Contingencies
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Note 6. Mandatorily Redeemable Preferred Stock
Preferred Stock Transactions
The Company has authorized 10,000,000 shares of preferred stock, at a par value of $0.001 per share, and had 852,660 shares of its 6.875% Series A Term Preferred Stock ("Term Preferred Shares") issued and outstanding at April 30, 2020. In March and April 2019, the Company issued 852,660 Term Preferred Shares for net proceeds of $20,482,306, after deducting underwriting costs and offering expenses. The Company's Term Preferred Shares are mandatorily redeemable at March 31, 2024. At any time on or after March 31, 2021, the Company may, at its sole option, redeem the outstanding Term Preferred Shares in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
As of April 30, 2020, the Term Preferred Shares had the following terms and balances:

	Principal	Unamortized Debt Issuance Costs	Stated Interest Rate	Effective Interest Rate (1)	Interest Expense (2)
Term Preferred Shares	$21,316,500	$650,838	6.875%	7.66%	$815,588
(1) The effective interest rate includes deferred debt issuance cost amortization.
(2) Interest expense includes deferred debt issuance cost amortization of $82,834 for the six months ended April 30, 2020 .

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

During the six months ended April 30, 2020, the Company paid the following dividends on Term Preferred Shares.

Record Date	Payable Date	Dividend Per Preferred Share(1)
November 22, 2019	November 29, 2019	$0.1432292
December 24, 2019	December 31, 2019	$0.1432292
January 24, 2020	January 31, 2020	$0.1432292
February 21, 2020	February 28, 2020	$0.1432292
March 24, 2020	March 31, 2020	$0.1432292
April 23, 2020	April 30, 2020	$0.1432292
(1) The Company paid dividends of approximately $0.86 per Term Preferred Share during the six months ended April 30, 2020.
The tax character of each dividend paid is reported to stockholders on Form 1099-DIV in January following the close of the calendar year. Based on the Company's estimates of taxable income, dividends paid-to-date represent a 10% return of capital. The ultimate tax character cannot be determined until tax returns are prepared after the end of the fiscal year.

On April 7, 2020 and May 26, 2020, the Board declared the following dividends on Term Preferred Shares.

Record Date	Payable Date	Dividend Per Preferred Share
May 22, 2020	May 29, 2020	$0.1432292
June 23, 2020	June 30, 2020	$0.1432292
July 24, 2020	July 31, 2020	$0.1432292
August 24, 2020	August 31, 2020	$0.1432292
September 23, 2020	September 30, 2020	$0.1432292
October 23, 2020	October 30, 2020	$0.1432292
November 23, 2020	November 30, 2020	$0.1432292
December 24, 2020	December 31, 2020	$0.1432292
January 22, 2021	January 29, 2021	$0.1432292
Note 7. Federal Income Taxes
The Company has elected, and intends to qualify annually hereafter, to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company will be required to distribute annually to its stockholders at least 90% of its ICTI. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings the Company will be required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements provided under the Code.
The Company has met the source of income and asset diversification requirements as of April 30, 2020, and intends to continue to meet these requirements. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition for Structured Finance Notes for which GAAP requires recognition of an estimated constant yield whereas U.S. federal income tax rules require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported, as well as differences in recognition of unrealized appreciation/depreciation of investments.
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments based on known and estimated GAAP-tax basis differences as of April 30, 2020, were as follows:

Tax-basis amortized cost of investments	$78,409,074
Tax-basis gross unrealized appreciation on investments	—
Tax-basis gross unrealized depreciation on investments	(29,383,958)
Tax-basis net unrealized depreciation on investments	(29,383,958)
Fair value of investments	$49,025,116

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Note 8. Financial Highlights
The following is a schedule of financial highlights for the six months ended April 30, 2020, the year ended October 31, 2019 and period ended October 31, 2018:

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Period from October 10 (commencement) through October 31, 2018
Per share data:
Net asset value per share at beginning of period	$14.98	$20.11	$20.00
Distributions:
Distributions from net investment income(9)	(0.93)	—	—
Distributions from return of capital(9)	(0.10)	(2.12)	—
Total distributions	(1.03)	(2.12)	—
Net investment income(7)	0.83	1.66	0.08
Net realized and unrealized gains (losses) on investments (7)	(5.73)	(4.69)	0.03
Net increase (decrease) from operations	(4.90)	(3.03)	0.11
Issuance of common stock(8)	0.22	0.02	—
Net asset value per share at end of period	$9.27	$14.98	$20.11
Per share market value, end of period	$8.52	$16.91	$18.78
Total return based on market value (1)	(45.21)%	1.84%	(6.10)%
Total return based on net asset value (2)	(32.71)%	(15.75)%	0.55%
Shares outstanding at end of period	3,244,829	3,061,858	2,505,000
Weighted average shares outstanding	3,142,849	2,601,037	2,505,000
Ratio/Supplemental Data
Average net asset value	$37,971,940	$48,120,908	$50,243,254
Net asset value at end of period	$30,088,571	$45,855,308	$50,386,507
Ratio of total operating expenses to average net assets (4)(6)	15.47%	9.41%	4.42%
Ratio of net investment income to average net assets (5)(6)	13.72%	9.00%	7.17%
Portfolio turnover (3)	9.10%	28.80%	5.10%

(1)
Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.

(2)
Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.

(3)
Portfolio turnover rate is calculated using the lesser of period-to-date sales and distributions from portfolio investments or period-to-date purchases over the average of the invested assets at fair value.

(4)	Ratio of total expenses before management fee waiver to average net assets was 9.87% and 6.17% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.

(5)	Ratio of net investment income before management fee waiver to average net assets was 8.54% and 5.42% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.

(6)	Annualized for periods less than one year.

(7)	Calculated on the average share method.

(8)
The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the issuance of shares of common stock under the equity distribution agreement, the issuance of shares of common stock in the Company's August 2019 rights offering and the anti-dilutive impact from changes in weighted-average shares outstanding during the period.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

(9)
The information provided for the six months ended April 30, 2020 is based on the Company's estimate of taxable income. The final tax character of the Company's earnings cannot be determined until the end of the calendar year and may vary from these estimates.

The following table presents the aggregate outstanding borrowings and asset coverage per unit as of April 30, 2020, October 31, 2019 and October 31, 2018:

Class and Year	Total Amount Outstanding	Asset Coverage Per $1,000(1)	Asset Coverage Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)
6.875% Series A Term Preferred Stock
October 31, 2020 (As of April 30, 2020)	$21,316,500	$2,412	$60.30	$25.00
October 31, 2019	21,316,500	3,151	78.78	25.00
October 31, 2018	—	—	—	—
(1) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the total assets, less all liabilities and indebtedness not represented by senior securities, divided by the class of senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per $1,000.”
(2) The Asset Coverage Per Unit is expressed in terms of a ratio per share of outstanding Term Preferred Shares. When expressing in terms of dollar amounts per share, the asset coverage ratio is multiplied by the involuntary liquidation preference per unit of $25.
(3) The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
Note 9. Capital Transactions
On January 24, 2020, the Company entered into an equity distribution agreement relating to the sale of shares of its common stock. The equity distribution agreement provides that the Company may offer and sell shares of its common stock having an aggregate offering price of up to $25,000,000. For the six months ended April 30, 2020, the Company sold 173,498 shares of its common stock for net proceeds of $2,815,059 after deducting commissions and fees. The Company had no sales of its common stock subsequent to April 30, 2020.
The following table summarizes distributions paid for the six months ended April 30, 2020 on common shares.

Record Date	Payable Date	Dividend Per Common Share	Cash Distribution	DRIP Shares Value	Total Distribution
November 22, 2019	November 29, 2019	$0.17	$515,701	4,815	$520,516
December 24, 2019	December 31, 2019	0.17	514,753	5,812	520,565
January 24, 2020	January 31, 2020	0.17	495,858	24,771	520,629
February 21, 2020	February 28, 2020	0.1734	535,521	23,659	559,180
March 24, 2020	March 31, 2020	0.1734	539,942	21,738	561,680
April 23, 2020	April 30, 2020	0.1734	542,429	19,821	562,250
The Company paid distributions of $3,244,820 or $1.03 per common share during the six months ended April 30, 2020. The tax attributes of distributions are determined annually as of the end of each calendar year based, in part, on the taxable income for the fiscal year, estimated taxable income subsequent to the fiscal year end, and distributions paid. The tax character of each distribution paid is reported to stockholders on Form 1099-DIV in January following the close of the calendar year.
The Company adopted a plan that provides for reinvestment of its common stock distributions on behalf of the common stockholders (the “DRIP”), unless a common stockholder elects to receive cash. The following table represents DRIP participation for the six months ended April 30, 2020:

For the Six Months Ended	DRIP Shares Value	Total Distribution Declared	DRIP Shares Issued	Average Value Per Share
April 30, 2020	$100,616	$3,244,820	9,473	$10.62

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

On May 26, 2020, the Board declared the following distributions on common shares.

Record Date	Payable Date	Distribution Per Common Share(1)
June 16, 2020	July 31, 2020	$0.52
September 15, 2020	October 30, 2020	$0.52
(1) The total amount of cash distributed to all stockholders will be limited to 10% of each total distribution to be paid, excluding any cash paid for fractional shares. The remainder of each distribution (approximately 90%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon his/her election as well as elections of other stockholders, subject to the pro-rata limitation. The DRIP will be suspended for each of these distributions and will be reinstated after these distributions have been completed.
Note 10. Risks and Uncertainties
COVID-19
Periods of market volatility may continue in response to pandemics, such as the novel strain of coronavirus ("COVID-19"), or other events outside of the Company's control. These types of events have and could continue to adversely affect the Company's operating results. In December 2019, COVID-19 surfaced in Wuhan, China, and continues to spread globally including in the United States. In March 2020, the outbreak of COVID-19 was recognized as a pandemic by the World Health Organization. Shortly thereafter, the President of the United States declared a National Emergency throughout the United States attributable to such outbreak. The outbreak has become increasingly widespread in the United States, including in the markets in which the Company operates. In addition to the COVID-19 pandemic having adverse consequences for the Company and its investments in CLOs and their underlying collateral, those investments and their collateral have been, and will continue to be, adversely impacted, including through quarantine measures and imposed travel restrictions. While the COVID-19 pandemic presents material uncertainty and risks, the Company believes that it is premature to determine the full magnitude of the impact to its operating results at this point. The impact on the Company's results will depend to a large extent on future developments and new information that may emerge regarding the duration of the COVID-19 pandemic and the actions taken by authorities and other entities to contain the COVID-19 pandemic or treat its impact, all of which are beyond the Company's control. These impacts, the duration of which remains uncertain, have and will continue to adversely affect the Company's operating results.
In addition to adverse United States domestic and global macroeconomic effects, including the adverse impacts on the Company's investments, the COVID-19 pandemic has caused, and will continue to cause, a reduction in the Company's ability to access capital through the capital markets, and has otherwise adversely impacted, and will continue to impact, the operation of its business. Many areas within the United States have imposed mandatory closures for businesses not deemed to be essential. These effects, individually or in the aggregate, have, and will continue to, adversely impact the Company's business, financial condition, operating results and cash flows and such adverse impacts may be material.
Any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, will materially increase the Company's costs, negatively impact its investment income and damage its results of operations and its liquidity position, possibly to a significant degree. The duration of any such impacts cannot be predicted.
As a result of the COVID-19 pandemic, the stocks of registered closed-end investment companies as an industry, including shares of our common stock, have traded below net asset value (“NAV”), at or near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock trades below its NAV, we will generally not be able to issue additional shares of our common stock. If additional funds are not available to us, we could be forced to curtail or cease our new investment activities, and our NAV could decrease and our level of distributions could be impacted. Additionally, as a result of the volatile market conditions that may result from public health threats, such as the COVID-19 pandemic or any other illness, we cannot provide any assurance that our 6.875% Series A Term Preferred Stock due 2024 will trade at a favorable price.
Ratings agencies have recently undergone reviews of CLO tranches and their broadly syndicated loans in light of the COVID-19 pandemic’s adverse impact on the economic market. Such reviews have, in some cases, resulted in downgrades of broadly syndicated loans.  Such downgrades of broadly syndicated loans, as well as downgrades of broadly syndicated loans in the future, could adversely impact the financial performance of the CLO vehicles in which we own equity tranches, thereby limiting the ability of such CLO vehicles to pay equity distributions to the Company in the future. The full extent of downgrades by ratings agencies of broadly syndicated loans is currently unknown, thereby resulting in a high degree of uncertainty with respect to the financial performance of the CLO vehicles in which we own equity tranches and ability to pay equity distributions to the Company in the future.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Risks Related to the Company's Investments
We invest in subordinated notes issued by a CLO that comprise the equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by a CLO. CLOs are typically highly levered, utilizing up to approximately 9-13 times leverage, and therefore subordinated notes are subject to a risk of total loss. There can be no assurance that distributions on the assets held by a CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.
CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns. The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Relatively small numbers of defaults of instruments underlying CLOs in which we hold subordinated notes may adversely impact our returns. The leveraged nature of subordinated notes is likely to magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates. While the payments on CLO subordinated notes will vary, CLO subordinated notes may not offer the same level of protection against changes in interest rates as other floating rate instruments. An increase in interest rates would materially increase the financing costs of CLOs. Since underlying instruments held by a CLO may have LIBOR floors, there may not be corresponding increases in investment income to the CLO (if LIBOR increases but stays below the LIBOR floor rate of such instruments) resulting in smaller distribution payments on CLO subordinated notes.
We are not responsible for, and has no influence over, the asset management of the portfolios underlying the CLO subordinated notes it holds as those portfolios are managed by non-affiliated third-party CLO collateral managers. Similarly, we are not responsible for and has no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying its CLO subordinated notes could decrease as a result of decisions made by third party CLO collateral managers.
Subordinated notes may be subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them. Investments in CLO subordinated notes may have complicated accounting and tax implications.

LIBOR
On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. On June 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates. On December 30, 2019, the SEC's Chairman, Division of Corporate Finance and Office of the Chief Accountant issued a statement to encourage audit committees in particular to understand management's plans to identify and address the risks associated with the elimination of LIBOR, and, specifically, the impact on accounting and financial reporting and any related issues associated with financial products and contracts that reference LIBOR, as the risks associated with the discontinuation of LIBOR and transition to an alternative reference rate will be exacerbated if the work is not completed in a timely manner.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Recently, the CLOs in which we have invested have included, or have been amended to include, language permitting the CLO investment manager, to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which it is invested will have such provisions, nor can the Company ensure the CLO investment managers will undertake the suggested amendments when able. We believe that because CLO managers and other CLO market participants have been preparing for an eventual transition away from LIBOR, it does not anticipate such a transition to have a material impact on the liquidity or value of any of LIBOR-referenced CLO investments. However, because the future of LIBOR at this time is uncertain and the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this report, a transition away from LIBOR could:

•	adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked CLO investments;

•
require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;

•	result in inquiries or other actions from regulators in respect of the Company’s preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•
result in disputes, litigation or other actions with CLO investment managers, regarding the interpretation and enforceability of provisions in the Company’s LIBOR-based CLO investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•
require the transition and/or development of appropriate systems and analytics to effectively transition risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	cause the Company to incur additional costs in relation to any of the above factors.
Additionally, in a prolonged interest rate environment, including a reduction of LIBOR to zero, the difference between the total interest income earned on interest-earning assets and the total interest expense incurred on interest-bearing liabilities may be compressed, reducing our net interest income and potentially adversely affecting its operating results.
Tax and Distribution-Related Risks
Some of the CLOs in which the Company invests may constitute “passive foreign investment companies,” or “PFICs.” If the Company acquires interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), the Company may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by the Company to stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFIC’s income for each tax year regardless of whether the Company receives any distributions from such PFIC. The Company must nonetheless distribute such income to maintain tax treatment as a RIC. Income derived by the Company from a PFIC with respect to which the Company has made a qualifying elected fund (“QEF”) election will constitute qualifying income for purposes of determining the Company’s ability to be subject to tax as a RIC provided that they are derived in connection with the Company’s business of investing in stocks and securities or the PFIC makes distributions of that income to the Company in the same year in which it is included in taxable income. As such, the Company may be restricted in its ability to make QEF elections with respect to holdings in issuers that could be treated as PFICs in order to limit tax liability or maximize after-tax return from these investments.
If the Company holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Company may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Company is required to include such deemed distributions from a CFC in income, it will be required to distribute such income to maintain RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such tax year. Income derived from a CFC will constitute qualifying income for purposes of determining the Company’s ability to be subject to tax as a RIC provided that it is derived in connection with the business of investing in stocks and securities or the CFC makes distributions of that income in the same

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

year in which it is included in taxable income. As such, the Company may limit and/or manage holdings in issuers that could be treated as CFCs in order to limit tax liability or maximize after-tax return from these investments.
The Foreign Account Tax Compliance Act (commonly referred to as “FATCA”) imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends and certain dividends distributed from net capital gains, if any, which have been designated by the Company, or “capital gain dividends,” to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The Company expects that most CLOs in which it invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Company invests fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and subordinated debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities and the Company’s operating results and cash flows.
As a registered, closed-end investment company, the Company is not required to make any distributions to stockholders other than in connection with its election to be taxed as a RIC under subchapter M of the Code. In order to maintain its tax treatment as a RIC, it must distribute to stockholders for each taxable year at least 90% of its investment company taxable income (i.e., net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses). If the Company qualifies for taxation as a RIC, it generally will not be subject to corporate-level U.S. federal income tax on its investment company taxable income and net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) that it timely distributes to stockholders. The Company will be subject to a 4% US federal excise tax on undistributed earnings of a RIC unless it distributes each calendar year at least the sum of (i) 98.0% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.
Under the Code, the Company may satisfy certain of its RIC distribution requirements with dividends paid after the end of its current taxable year, which ends October 31. In particular, under the Code, the Company may pay dividends, referred to as “spillover dividends,” that are paid during the following taxable year that will allow the Company to maintain its qualification for taxation as a RIC and eliminate its liability for corporate-level U.S. federal income tax. Under these spillover dividend procedures, the Company may defer distribution of income earned during the current taxable year for a 12-month period following the close of such taxable year. For example, the Company may defer distributions of income earned during its taxable year ending on October 31, 2020, until as late as October 31, 2021. In addition, if the Company pays a distribution in January of the following year that was declared in October, November, or December of the current year and is payable to stockholders of record in the current year, the dividend will be treated for all US federal tax purposes as if it were paid on December 31 of the current year (a “January Dividend”). If the Company chooses to pay a spillover dividend or a distribution of current-year income after the end of the calendar year (other than a January Dividend), the Company will incur the 4% U.S. federal excise tax on some or all of the distribution.
Due to the COVID-19 pandemic or other disruptions in the economy, the Company may take certain actions with respect to the timing and amounts of distributions in order to preserve cash and maintain flexibility.  For example, the Company may reduce or eliminate its dividends, or defer its dividends to later in the year, until after the close of the taxable year, or even to the following calendar year. If the Company defers dividends, it may incur the 4% U.S. federal excise tax on such amounts. To further preserve cash, the Company may combine these reductions or deferrals of dividends with one or more distributions that are payable partially in the Company’s stock as discussed below.
The Company has, and may in the future, declare taxable dividends that are payable to its stockholders in cash or in shares of its common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. For example, on May 26, 2020, the Board declared dividends of $0.52 per share to stockholders for each of the quarters ending July and October 2020 payable in cash or shares of our common stock at the election of stockholders subject to a limitation that no more than 10% of the total distribution may be payable in cash. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The Internal Revenue Service has published a revenue procedure indicating that this rule will apply even where the total amount of cash to be distributed is limited provided that the total amount of cash to be distributed is not less than 20% (which has been temporarily reduced to 10% for distributions declared on or after April 1, 2020, and on or before December 31, 2020) of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If the Company decides to make any distributions consistent with this revenue procedure that are payable in part in its stock (including our July and October 2020 distributions previously declared by our Board), taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of the Company’s stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, the Company may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of the Company’s stockholders determine to sell shares of the Company’s stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of the Company’s stock.
Regulatory Risks
As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act and the Certificate of Designation governing the Company's Series A Term Preferred Stock. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness). In addition, the Certificate of Designation governing the Series A Term Preferred Stock requires that the Company have an asset coverage of at least 200% as of the end of each fiscal quarter. If the asset coverage is not at least 200% as of such measurement dates, the Company may not be able to incur additional debt or issue additional shares of preferred stock and could be forced to sell a portion of its investments to repurchase or redeem some shares of Series A Term Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on the Company's operations. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%.
Note 11. Subsequent Events
On May 26, 2020, the Board declared the following distributions on common shares.

Record Date	Payable Date	Distribution Per Common Share(1)
June 16, 2020	July 31, 2020	$0.52
September 15, 2020	October 30, 2020	$0.52
(1) The total amount of cash distributed to all stockholders will be limited to 10% of each total distribution to be paid, excluding any cash paid for fractional shares. The remainder of each distribution (approximately 90%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon his/her election as well as elections of other stockholders, subject to the pro-rata limitation. The DRIP will be suspended for each of these distributions and will be reinstated after these distributions have been completed.
On May 26, 2020, the Board declared the following dividends on Term Preferred Shares.

Record Date	Payable Date	Dividend Per Preferred Share
August 24, 2020	August 31, 2020	$0.1432292
September 23, 2020	September 30, 2020	$0.1432292
October 23, 2020	October 30, 2020	$0.1432292
November 23, 2020	November 30, 2020	$0.1432292
December 24, 2020	December 31, 2020	$0.1432292
January 22, 2021	January 29, 2021	$0.1432292
On June 11, 2020, the Board authorized a program under which the Company may repurchase up to $10.0 million of its outstanding shares of the Company's Series A Term Preferred Stock. Under this program, the Company may, but is not obligated to, repurchase its outstanding Series A Term Preferred Stock in the open market from time to time through June 11, 2022. The timing and the amount of Preferred Stock to be repurchased will depend on a number of factors, including then-existing market conditions, liquidity, prospects for future access to capital, contractual restrictions, alternative investment

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

opportunities and other factors.  In addition, any repurchases will also be conducted in accordance with the 1940 Act. There are no assurances that the Company will engage in any repurchases.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a plan that provides for reinvestment of our distributions and other distributions on behalf of our common stockholders (the “DRIP”), unless a common stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our common stockholders who have not “opted out” of our DRIP will have their cash distribution automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.
No action is required on the part of a registered holder of common stock to have their cash distribution reinvested in shares of our common stock. A registered holder of common stock may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to holders of common stock. The plan administrator will set up an account for shares acquired through the DRIP for each holder of common stock who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a holder of common stock participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.
Those common stockholders whose common shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We will use primarily newly issued shares of our common stock to implement the DRIP, whether shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a holder of common stock is determined by dividing the total dollar amount of the distribution payable to such holder of common stock by the market price per share of common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date for such distribution. Market price per share of common stock on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our holders of common stock have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per common share brokerage commission from the proceeds.
Holders of common stock who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are holders of common stock who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such holders of common stock will not receive cash with which to pay any applicable taxes on reinvested distributions. A holder of common stock’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the holder of common stock. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. holder of common stock’s account.
Participants may terminate their accounts under the DRIP by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRIP should be directed to the plan administrator by mail American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.
If a common stockholder withdraws or the plan is terminated, such common stockholder will receive the number of whole shares in their account under the plan and a cash payment for any fraction of a share in their account.
If a common stockholder holds shares with a brokerage firm that does not participate in the plan, such common stockholder will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The DRIP was suspended on May 27, 2020 in connection with the Board's declaration of distributions payable in cash and common stock payable for each of the quarters ending on July 31, 2020 and October 30, 2020.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
On June 11, 2020, our Board unanimously voted to approve the continuation of the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered and concluded, among other things:

•
The nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor, including the responses in a questionnaire regarding OFS Advisor’s investment process and OFS Advisor’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of OFS Advisor and the compensation structure for such personnel, and concluded that such services are satisfactory;

•	The investment performance of OFS Advisor, and concluded that the investment performance of OFS Advisor was reasonable;

•
Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to OFS Advisor were reasonable;

•	Our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our projected operating expenses were reasonable;

•
Any existing and potential sources of indirect income to OFS Advisor from their relationship with the Company and the profitability of that relationship, and concluded that OFS Advisor’s profitability was not excessive with respect to us;

•
The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•	The organizational capability and financial condition of OFS Advisor and its affiliates, and concluded that the organizational capability and financial condition of OFS Advisor were reasonable; and

•
The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with OFS Advisor as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to OFS Advisor pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Additional Information
Management
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (847) 734-2000, or on the Securities and Exchange Commission website at http://www.sec.gov.
The investment committees of OFS Advisor (the "Advisor Investment Committees"), which includes the Structured Credit Investment Committee of OFS Advisor (the "Structured Credit Investment Committee"), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the "Senior Investment Team") are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
Information regarding the Structured Credit Investment Committee is as follows:

Name (1)	Age	Position
Richard Ressler	61	Chairman of Structured Credit Investment Committee
Bilal Rashid (2)	49	President and Senior Managing Director of OFS Advisor
Jeffrey A. Cerny (2)	57	Senior Managing Director of OFS Advisor
Glen Ostrander (2)	45	Managing Director of OFS Advisor
Kenneth A. Brown (2)	46	Managing Director of OFS Advisor
(1) The address for each member of the Structured Credit Investment Committee is c/o OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) Member of the Senior Investment Team.

The Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board currently consists of five members, Messrs. Rashid and Cerny, Robert J. Cresci, Kathleen M. Griggs and Romita Shetty. The term of one class expires each year. The terms of Ms. Shetty and Mr. Cresci expire at the 2020 annual meeting; the terms of Ms. Griggs and Mr. Cerny expire at the 2021 annual meeting; and the term of Mr. Rashid expires at the 2022 annual meeting. Mses. Shetty and Griggs also serve as Series A Term Preferred Stock directors. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.
The directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those directors who are “interested persons” of the Company. Certain of our officers and directors also are officers or managers of OFS Advisor.

Information regarding our Board is as follows:

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Kathleen M. Griggs (3) Age: 65	Director	2018 - Current
Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles. From her experience as a Chief Financial Officer for over 25 years in public and private companies and as a financial expert for Chad Therapeutics, a public company, Ms. Griggs has developed extensive knowledge of accounting and finance, which we believe qualifies her for service on our Board.
				1	None
Robert J. Cresci Age: 76	Director	2019 - Current
Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., CIM Commercial Trust Corporation, OFS Capital Corporation, a business development company managed by OFS Advisor, and Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business. Mr. Cresci has broad experience in investment strategies, accounting issues and public company matters. His experience on the board of directors of other public companies and his insight on financial and operational issues are particularly valuable to our Board.
				3	4

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Romita Shetty (3) Age: 54	Director	2018 - Current
Ms. Shetty currently serves as a principal of DA Companies, parent of DA Capital LLC, a global investment manager specializing in credit and special situations. Ms. Shetty has 28 years of experience in fixed income and credit. At DA Capital she has focused on special situations, structured credit and private investments. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. In 2007-2008 she ran the Global Special Opportunities group at Lehman Brothers which invested proprietary capital. Prior to that she co-ran North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously she worked at JP Morgan from 1997 to 2004 where she ran their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings including municipal bonds, financial institutions and asset-backed securities and managed a large part of their ABS ratings business. Ms. Shetty holds a BA (Honors) in History from St Stephens College, India and a Master of International Affairs from Columbia University. We believe that Ms. Shetty’s extensive experience in fixed income and credit management and expertise in the Company’s intended investments qualifies her for service on our Board.
				1	None

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Bilal Rashid Age: 49	Director, Chairman, President and Chief Executive Officer	Director (Since 2017); Chairman (Since 2018); and President and Chief Executive Officer (Since 2017)
Mr. Rashid has served as our Chairman of the Board since 2018, and President and Chief Executive Officer since our inception in 2017. He is also Chairman of the Board and Chief Executive Officer of OFS Capital Corporation and Chairman, President and Chief Executive Officer of Hancock Park Corporate Income, Inc., a director of CIM Real Assets & Credit Fund, President and a Senior Managing Director of Orchard First Source Capital, Inc., Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSAM in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that the Company faces and which are critical to implementing our strategic goals and evaluating our operational performance.
4
OFS Capital Corporation, a BDC managed by OFS Advisor, Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor and CIM Real Assets & Credit Fund, a registered investment company sub-advised by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Jeffrey A. Cerny Age: 57	Director, Chief Financial Officer and Treasurer	Director (Since 2017); Chief Financial Officer and Treasurer (Since 2017)
Mr. Cerny has served as a member of our Board, and our Chief Financial Officer and Treasurer since 2017, as the Chief Financial Officer and Treasurer of Hancock Park Corporate Income, Inc. since 2016 and as a Director since 2015 and Chief Financial Officer and Treasurer of OFS Capital Corporation since 2014. Mr. Cerny also serves as a Senior Managing Director of Orchard First Source Capital, Inc., as a Vice President of OFSAM, and as a member of OFSAM’s investment and executive committees. Mr. Cerny oversees the finance and accounting functions of Hancock Park and OFS Capital Corporation as well as the underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSAM in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny brings to our Board extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our board of directors. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2	OFS Capital Corporation, a BDC managed by OFS Advisor
(1) The address of each director is 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) The “Fund Complex” includes the Company, OFS Capital Corporation and Hancock Park Corporate Income, Inc, each of which are advised by OFS Advisor, and CIM Real Assets & Credit Fund, which is subadvised by OFS Advisor.
(3) Designated as a preferred stock director.

Compensation of Directors
The following table sets forth the compensation paid to our directors for the six months ended April 30, 2020:

Name of Director	Fees Earned (2)	All Other Compensation	Total Compensation from OFS Credit	Total Compensation from Fund Complex
Independent Directors
Robert J. Cresci	$30,000	$—	$30,000	$92,500
Kathleen M. Griggs	30,000	—	30,000	30,000
Romita Shetty	30,000	—	30,000	30,000
Interested Directors
Bilal Rashid (1)	—	—	—	—
Jeffrey A. Cerny (1)	—	—	—	—
(1) No compensation is paid to directors who are “interested persons.”
(2) Each independent director receives an annual fee of $50,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. The annual fee that each independent director receives will increase to $75,000 when the Company's net asset value reaches $125.0 million. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings, which is not considered fees earned nor compensation. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of April 30, 2020. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company as of April 30, 2020 (1)
Independent Directors
Robert J. Cresci	None
Kathleen M. Griggs	None
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000 (2)
Jeffrey A. Cerny	Over $100,000 (2)
(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2) Messrs. Rashid and Cerny beneficially own securities of the Company through their indirect ownership of an affiliate of OFS Advisor. Messrs. Rashid and Cerny each own shares of the Company's common stock directly and each may be deemed to beneficially own the shares of the Company's common stock that OFSAM owns.
Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Jeffery S. Owen	55	Chief Accounting Officer
Mukya S. Porter	45	Chief Compliance Officer
Tod K. Reichert	58	Corporate Secretary
The following is information concerning the business experience of our officers.
Jeffery S. Owen has served as our Chief Accounting Officer since 2017 and has served as the Chief Accounting Officer of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2016. Mr. Owen also serves as the Chief Accounting Officer and Controller of OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFSAM in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street,

Inc., CNA Financial Corporation, and Ernst & Young LLP, an international public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.
Mukya S. Porter has served as our Chief Compliance Officer since 2017 and has served as the Chief Compliance Officer of Hancock Park Corporate Income, Inc., OFS Capital Corporation and OFS Advisor since 2017, and CIM Real Assets & Credit Fund since 2019, in which capacity she oversees the compliance and risk management functions. Prior to her appointment, Ms. Porter served as Deputy Chief Compliance Officer and General Counsel-Compliance of CIM Group, having joined the firm in August 2016 and is responsible for management of the day-to-day responsibilities of CIM’s compliance program. From June 2012 to August 2016, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, L.P. ("Oaktree"), an alternative investment adviser, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert has served as our Corporate Secretary since 2017, as the Corporate Secretary of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2017, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board and senior management team, while serving as a member of the MCG credit committee and the Small Business Investment Company investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.
Conflicts of Interest
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (i) its internal allocation policy, (ii) the requirements of the Advisers Act, and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	the status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return portfolio of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor provided we comply with certain conditions (the "Order"), priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income overs its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made.
Co-Investment With Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by OFS Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On October 12, 2016, OFS Advisor and certain funds that it manages received the Order, which we are able to rely on, that permits us to co-invest in portfolio companies with certain affiliates, provided we comply with the conditions of the Order. Pursuant to the Order, we are generally permitted to co-invest with BDCs, registered investment companies and private funds managed by OFS Advisor or any adviser that controls, is controlled by, or is under common control with, OFS Advisor, and is registered as an investment adviser under the Advisers Act, in a manner consistent with our investment strategy as well as applicable law, including the terms and conditions of the Order. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We have applied for a new exemptive order (the “New Order”), which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.
Conflicts Related to Purchases and Sales. Conflicts may arise when an account managed by OFS Advisor makes an investment in conjunction with an investment being made by other accounts or an account of OFS Advisor’s affiliates, or in a transaction where another account or account of such affiliates has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account and/or account of OFS Advisor’s affiliates in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
Certain accounts of OFS Advisor and its affiliates may invest in debt and other securities of companies in which other accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by an account, the interests of such account will at times conflict with the interests of such other account or account of OFS Advisor’s affiliates, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raises conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of such accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among accounts or accounts of OFS Advisor’s affiliates. In certain circumstances, accounts or accounts of OFS Advisor’s affiliates may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
In the event that one account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by either an account or a portfolio company of another account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raises the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to an account.
The application of an account’s governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Portfolio Information
The Company previously filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of the fiscal year on Form N-Q, within sixty days after the end of the relevant period. Beginning with the fiscal quarter ending April 30, 2020, the Company files its complete schedule of portfolio holdings with the SEC for each quarter of its fiscal year on Form N-PORT, within sixty days after the end of the relevant period. Form N-Q and N-PORT filings of the Company are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting the Company by mail at 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606 by telephone at (847) 734-2000 or on its website at
http://www.ofscreditcompany.com

Proxy Voting Records
Information regarding how OFS Advisor voted proxies relating to the Company’s portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. Information about how OFS Advisor voted proxies with respect to the Companies portfolio securities during the most recent period ended April 30, 2020 can be obtained by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
Submission of Matters to a Vote of Stockholders
No matters were submitted to a vote of stockholders during the six months ended April 30, 2020.
Privacy Principles
Your privacy is very important to us. This privacy notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in our Company and may be changed at any time, provided a notice of such change is given to you.
You may provide us with personal information, such as your name, address, e-mail address, social security and/or tax identification number, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions in the Company.
We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors and brokers in each case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you, and to regulators and otherwise as permitted by applicable law. We will comply with all federal and state laws regarding the protection of consumer information.
We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from and provide reports to them.
We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We also maintain physical, electronic and procedural safeguards to protect your non-public personal information.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact Mukya Porter, our Chief Compliance Officer at (323) 860-7421.

[End of Semi-Annual Report]

Transfer Agent, Registrar, Dividend
Disbursement and Stockholder Servicing Agent
American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449

www.ofscreditcompany.com

OFS CREDIT

Item 2. Code of Ethics.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.

A schedule of investments is included in the Company's Report to Stockholders under Item 1 herein.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) The information required by this Item is only required in an annual report on this Form N-CSR.

(b) There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this Item in the Company's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases by or on behalf of the Company of shares or other units of any class of the Company’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Company’s Board.

Item 11. Controls and Procedures.

(a)   Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the 1940 Act) that occurred during the Company’s last fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Company did not engage in securities lending activity during the six months ended April 30, 2020.

Item 13. Exhibits.

(a)(1)	Joint Code of Ethics of the Registrant and OFS Capital Management, LLC filed herewith.
(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 16, 2020

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny
Chief Financial Officer
Date: June 16, 2020